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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 5, 2003


                                IMAX CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)

          0-24216                                        98-0140269
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(Commission File Number)                    (I.R.S. Employer Identification No.)

        2525 SPEAKMAN DRIVE, SHERIDAN PARK, MISSISSAUGA, ONTARIO L5K 1B1
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            (Address of Principal Executive Offices)           (Zip Code)

                                 (905) 403-6500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit 99.1.  Press Release dated May 5, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

     The following information is intended to be furnished under Item 12. "Results of Operations and Financial Conditions" of Form 8-K:

     On May 5, 2003, IMAX Corporation (the "Company") issued a press release announcing the Company's financial and operating results for the quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference to in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       IMAX CORPORATION
                                       (Registrant)


Date:  May 5, 2003                      By:        /s/ Richard L. Gelfond
                                            ------------------------------------
                                             Name:  Richard L. Gelfond
                                             Title: Co-Chairman and
                                                    Co-Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit                   Description
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99.1*                     Press Release dated May 5, 2003

* Filed herewith